EXHIBIT 99.2

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

      I, Irwin Balaban, Chief Executive Officer and principal accounting officer of Robocom Systems International Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                          By: /s/ Irwin Balaban
                                             -----------------------------------
                                             Name:  Irwin Balaban
                                             Title: Chief Executive Officer
                                                    (Principal Executive Officer
                                                    and Principal Accounting
                                                    Officer)

August 29, 2002